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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                          Date of Report: June 8, 2001

                Date of earliest event reported: January 19, 2001



                        AMERIVISION COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                File No. 0-27683
                            ------------------------
                            (Commission File Number)


       OKLAHOMA                                                 (73-1378798)
------------------------                                  ----------------------
(State of incorporation)                                     (I.R.S. Employer
                                                          Identification Number)


         5900 MOSTELLER DRIVE, SUITE 1800, OKLAHOMA CITY, OKLAHOMA 73112
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (405) 600-3800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5. Other Events.

        AmeriVision Communications, Inc. (the "Company") mailed to its stockholders letters dated January 19, 2001, March 19, 2001, and April 24, 2001, regarding the business activities of the Company, which are attached hereto as Exhibits 99.1, 99.2 and 99.3.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       AMERIVISION COMMUNICATIONS, INC.

Date: June 8, 2001                     By: /s/ Stephen D. Halliday
                                           -----------------------
                                           Stephen D. Halliday
                                           President and Chief Executive Officer



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
99.1                     Letter dated January 19, 2001
99.2                     Letter dated March 19, 2001
99.3                     Letter dated April 24, 2001